Exhibit 10.9

CONSORCIO MINERO DE MÉXICO CORMIN MEX, S.A. de C.V.

A TRAFIGURA GROUP COMPANY

DON DAVID GOLD, S.A. DE C.V.

Mexico City, 1 October 2010 / ERF

Amendment 1 to Purchase Contract

203-09-CMX-25739-P

With respect to contract 203-09-CMX-25739-P dated concluded on the 5th day of October 2009 (the “Effective Date”) between DON DAVID GOLD, S.A. DE C.V., Macedonio Alcala No. 201-105, Col Centro, Oaxaca, Oaxaca, Mexico, (the “Seller”) and CONSORCIO MINERO DE MÉXICO CORMIN S.A. DE C.V., Av. Reforma, No. 115, Despacho 2102, Lomas de Chapultepec, Delegación Miguel Hidalgo, México D.F. 11000, México (the “Buyer”), the parties hereby agree to amend the Contract to include the following:

The Effective Date of this Amendment shall be the 1st of October 2010.

QUANTITY

100% of the concentrate production estimated to be approximately +/- 300 wmt per month, to be delivered from October 2010 to April 1st, 2011, both months included.

FUTURE PRODUCTION

Both parties agree to discuss in good faith a possible commercial take off agreement for the delivery of polymetallic concentrates (Cu/Au, Pb/Ag and Zn) to begin to be shipped in May 2011. The discussion should be done in the last quarter of 2010 by both parties in order to establish a mutual agreement in good faith for the terms and conditions for the next period.

International Market Terms from the main mining and smelter companies in the world will be taken into consideration to determine the terms and conditions of the take off agreement. The previous one will be subject to satisfactory agreement to both parties.

GENERAL PROVISIONS

This contract amendment may be executed in one or more counterparts and may be delivered by facsimile or other electronic means.

Reforma 115, Oficina 2102, Col. Lomas de Chapultepec, C.P. 11000, México,D.F. Tel.: 5540-2169 Fax: 5540-2203.

AMENDMENT 1 TO PURCHASE CONTRACT	203-09-CMX-25739-P

All terms and conditions of the Contract shall remain in full force and effect, save as expressly varied herein.

This Amendment shall be governed by the New York Law.

IN WITNESS WHEREOF the parties have executed this Amendment as of the respective dates set out below with effect from the Effective Date specified on the first page of this Amendment.

Accepted:

DON DAVID GOLD, S.A. DE C.V. (signed by fully authorised signatory)	CONSORCIO MINERO DE MÉXICO CORMIN MEX S.A. DE C.V. (signed by fully authorised signatory)

Place and Date:	Place and Date:

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